--------------------------------------------------------------------------------
                                                        Monthly Operating Report
------------------------------------------------
CASE NAME:        AMERICARE MANAGEMENT, INC.            ACCRUAL BASIS
------------------------------------------------
CASE NUMBER:     02-47106-DML
------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                          Month Ending: August 31, 2002

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis-1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:

/s/ RONALD E. LUSK                                     CEO
---------------------------------------------          -------------------------
   Original Signature of Responsible Party                      Title

RONALD E LUSK                                          as of September 20, 2002
---------------------------------------------          -------------------------
      Printed name of Responsible Party                         Date

Preparer:

/s/ J. MICHAEL POSS                                    CFO
---------------------------------------------          -------------------------
     Original Signature of Preparer                             Title

     J. MICHAEL POSS                                   as of September 20, 2002
---------------------------------------------          -------------------------
     Printed name of Preparer                                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        AMERICARE MANAGEMENT, INC.           ACCRUAL BASIS - 1
------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
                                                                               SCHEDULE           MONTH           MONTH      MONTH
ASSETS                                                                          AMOUNT          Aug. 2002
-----------------------------------------------------------------------------------------------------------------------------------
1   UNRESTRICTED CASH                                                           1,000.00         1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
2   RESTRICTED CASH
-----------------------------------------------------------------------------------------------------------------------------------
3   TOTAL CASH                                                                  1,000.00         1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
4   ACCOUNTS RECEIVABLE ( NET)                                                                  *
-----------------------------------------------------------------------------------------------------------------------------------
5   INVENTORY
-----------------------------------------------------------------------------------------------------------------------------------
6   NOTES RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
7   PREPAID EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
8   OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
9   TOTAL CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
10  PROPERTY PLANT & EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
11  LESS: ACCUMULATED DEPRECIATION / DEPLETION
-----------------------------------------------------------------------------------------------------------------------------------
12  NET PROPERTY PLANT EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
13  DUE FROM INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
14  OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
15  OTHER (ATTACH LIST)-- Stock of InterLink Home Health Care, Inc.        50,000,000.00     5,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
16  TOTAL ASSETS                                                                             5,001,000.00
-----------------------------------------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17  ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
18  TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
19  NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
20  PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------------------
21  SECURED DEBT
-----------------------------------------------------------------------------------------------------------------------------------
22  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
23  TOTAL POST PETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24  SECURED DEBT
-----------------------------------------------------------------------------------------------------------------------------------
25  PRIORITY DEBT
-----------------------------------------------------------------------------------------------------------------------------------
26  UNSECURED DEBT                                                          5,000,000.00     5,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
27  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
28  TOTAL REPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
29  TOTAL LIABILITIES                                                                        5,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30  PREPETITION OWNERS EQUITY                                                                    1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
31  POST PETITION CUMULATIVE PROFIT OR (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
32  DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------------
33  TOTAL EQUITY                                                                                 1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
34  TOTAL LIABILITIES & OWNERS EQUITY                                                        5,001,000.00
-----------------------------------------------------------------------------------------------------------------------------------

* Debtor is owed an undetermined amount in management fees that were earned with respect to a management agreement between Debtor and InterLink Home Health Services, Inc., a Debtor-in-Possession (Case Number 02-45210-DML in the U.S. Bankruptcy Court of the Northern District of Texas, Ft. Worth Division).

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        AMERICARE MANAGEMENT, INC.           ACCRUAL BASIS - 2
------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
------------------------------------------------------------------------------

------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  MONTH            MONTH             MONTH            QUARTER
REVENUES                                                        Aug. 2002                                              TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1     GROSS REVENUES                                              None
-----------------------------------------------------------------------------------------------------------------------------------
2     LESS: RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
3     NET REVENUE                                                 None
-----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------------
4     MATERIAL
-----------------------------------------------------------------------------------------------------------------------------------
5     DIRECT LABOR
-----------------------------------------------------------------------------------------------------------------------------------
6     DIRECT OVERHEAD
-----------------------------------------------------------------------------------------------------------------------------------
7     TOTAL COST OF GOODS SOLD                                    None
-----------------------------------------------------------------------------------------------------------------------------------
8     GROSS PROFIT                                                None
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
9     OFFICER / INSIDER COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
10    SELLING AND MARKETING
-----------------------------------------------------------------------------------------------------------------------------------
11    GENERAL & ADMINISTRATIVE
-----------------------------------------------------------------------------------------------------------------------------------
12    RENT & LEASE
-----------------------------------------------------------------------------------------------------------------------------------
13    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
14    TOTAL OPERATING EXPENSES                                    None
-----------------------------------------------------------------------------------------------------------------------------------
15    INCOME BEFORE NON-OPERATING INCOME AND EXPENSE              None
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
16    NON-OPERATING INCOME
-----------------------------------------------------------------------------------------------------------------------------------
17    NON-OPERATING EXPENSE
-----------------------------------------------------------------------------------------------------------------------------------
18    INTEREST EXPENSE
-----------------------------------------------------------------------------------------------------------------------------------
19    DEPRECIATION / DEPLETION
-----------------------------------------------------------------------------------------------------------------------------------
20    AMORTIZATION
-----------------------------------------------------------------------------------------------------------------------------------
21    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
22    NET OTHER INCOME & EXPENSE                                  None
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
23    PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------------------
24    U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------------------------
25    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
26    TOTAL REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
27    INCOME TAX
-----------------------------------------------------------------------------------------------------------------------------------
28    NET PROFIT (Loss)                                           None
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:        AMERICARE MANAGEMENT, INC.            ACCRUAL BASIS - 3
--------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                           MONTH            MONTH            MONTH           QUARTER
DISBURSEMENTS                                             Aug. 2002                                            TOTAL
---------------------------------------------------------------------------------------------------------------------------
1    CASH - BEGINNING OF MONTH                                 1,000.00
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
2    CASH SALES                                             None
---------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
3    PREPETITION
---------------------------------------------------------------------------------------------------------------------------
4    POSTPETITION
---------------------------------------------------------------------------------------------------------------------------
5    TOTAL OPERATING RECEIPTS                               None
---------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
6    LOANS & ADVANCES (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
7    SALE OF ASSETS
---------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
9    NON OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
10   TOTAL RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
11   TOTAL CASH AVAILABLE                                      1,000.00
---------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
12   NET PAYROLL
---------------------------------------------------------------------------------------------------------------------------
13   PAYROLL TAXES PAID
---------------------------------------------------------------------------------------------------------------------------
14   SALES, USE & OTHER TAXES PAID
---------------------------------------------------------------------------------------------------------------------------
15   SECURED / RENTAL/ LEASES
---------------------------------------------------------------------------------------------------------------------------
16   UTILITIES
---------------------------------------------------------------------------------------------------------------------------
17   INSURANCE
---------------------------------------------------------------------------------------------------------------------------
18   INVENTORY PURCHASES
---------------------------------------------------------------------------------------------------------------------------
19   VEHICLE EXPENSES
---------------------------------------------------------------------------------------------------------------------------
20   TRAVEL
---------------------------------------------------------------------------------------------------------------------------
21   ENTERTAINMENT
---------------------------------------------------------------------------------------------------------------------------
22   REPAIRS & MAINTENANCE
---------------------------------------------------------------------------------------------------------------------------
23   SUPPLIES
---------------------------------------------------------------------------------------------------------------------------
24   ADVERTISING
---------------------------------------------------------------------------------------------------------------------------
25   OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
26   TOTAL OPERATING DISBURSEMENTS                          None
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
27   PROFESSIONAL FEES
---------------------------------------------------------------------------------------------------------------------------
28   U.S. TRUSTEE FEES
---------------------------------------------------------------------------------------------------------------------------
29   OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
30   TOTAL REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
31   TOTAL DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
32   NET CASH FLOW                                          None
---------------------------------------------------------------------------------------------------------------------------
33   CASH - END OF MONTH                                       1,000.00
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:        AMERICARE MANAGEMENT, INC.            ACCRUAL BASIS - 4
--------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    SCHEDULE       MONTH       MONTH     MONTH
ACCOUNTS RECEIVABLE AGING                                                           AMOUNT       Aug. 2002
-----------------------------------------------------------------------------------------------------------------------------------
1       0 - 30
-----------------------------------------------------------------------------------------------------------------------------------
2       31 - 60
-----------------------------------------------------------------------------------------------------------------------------------
3       61 - 90
-----------------------------------------------------------------------------------------------------------------------------------
4       91+
-----------------------------------------------------------------------------------------------------------------------------------
5       TOTAL ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
6       AMOUNT CONSIDERED UNCOLLECTIBLE
-----------------------------------------------------------------------------------------------------------------------------------
7       ACCOUNTS RECEIVABLE (NET)                                                                    None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                                      MONTH:  AUGUST 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        0 - 30         31 - 60     61 - 90        91+
-----------------------------------------------------------------------------------------------------------------------------------
TAXES  PAYABLES                                                          DAYS           DAYS         DAYS         DAYS     TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1       FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
2       STATE
-----------------------------------------------------------------------------------------------------------------------------------
3       LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
4       OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
5       TOTAL TAXES PAYABLE                                              None           None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6       ACCOUNTS PAYABLE                                                 None           None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                              MONTH:  AUGUST 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   AMOUNT
                                                                                       BEGINNING  WITHHELD
                                                                                         TAX       AND/OR       AMOUNT   ENDING TAX
FEDERAL                                                                                LIABILITY*  ACCRUED       PAID     LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1       WITHHOLDING **  (1)                                                             None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
2       FICA-EMPLOYEE **  (1)                                                           None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
3       FICA-EMPLOYER **  (1)                                                           None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
4       UNEMPLOYMENT  (1)                                                               None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
5       INCOME  (2)                                                                     None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
6       OTHER (ATTACH LIST)                                                             None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
7       TOTAL FEDERAL TAXES                                                             None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8       WITHHOLDING (1)                                                                 None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
9       SALES (3)                                                                       None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
10      EXCISE (4)                                                                      None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
11      UNEMPLOYMENT  (1)                                                               None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
12      REAL PROPERTY (5)                                                               None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
13      PERSONAL PROPERTY (6)                                                           None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
14      OTHER (ATTACH LIST)                                                             None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
15      TOTAL STATE & LOCAL                                                             None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------
16      TOTAL TAXES                                                                     None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------

*    The beginning Tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.
**   Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit
===================================================================================================================================

(1)  Debtor is a holding company with no employees.
(2) Debtor commenced operations on May 2, 2002. No taxable income has been earned to date.
(3)  Debtor's activities are not subject to state sales taxes.
(4)  Debtor's activities are not subject to excise taxes.
(5)  Debtor owns no real property.
(6)  Debtor owns no taxable personal property.

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        AMERICARE MANAGEMENT, INC.            ACCRUAL BASIS - 5
-------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                            MONTH: August 2002
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                             ACCOUNT #1               ACCOUNT #2        ACCOUNT #3
-----------------------------------------------------------------------------------------------------------------------------------
A    BANK:                                       Wells Fargo                                                  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
B    ACCOUNT NUMBER:                             4000022186
-----------------------------------------------------------------------------------------------------------------------------------
C    PURPOSE: (TYPE)                              Checking
-----------------------------------------------------------------------------------------------------------------------------------
1    BALANCE PER BANK STATEMENT                          1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
2    ADD: TOTAL DEPOSITS NOT CREDITED                        0.00
-----------------------------------------------------------------------------------------------------------------------------------
3    SUBTRACT: OUTSTANDING CHECKS                            0.00
-----------------------------------------------------------------------------------------------------------------------------------
4    OTHER RECONCILING ITEMS                                 0.00
-----------------------------------------------------------------------------------------------------------------------------------
5    MONTH END BALANCE PER BOOKS                         1,000.00
-----------------------------------------------------------------------------------------------------------------------------------
6    NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
BANK, ACCOUNT NAME &  NUMBER:                                         DATE OF           TYPE OF       PURCHASE    CURRENT
                                                                      PURCHASE         INSTRUMENT      PRICE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7    [None]
-----------------------------------------------------------------------------------------------------------------------------------
8
-----------------------------------------------------------------------------------------------------------------------------------
9
-----------------------------------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------------------------------
11   TOTAL INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12   CURRENCY ON HAND                                                                                                 None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13   TOTAL CASH - END OF MONTH                                                                                           1,000.00
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report
--------------------------------------------------------------------------------
CASE NAME:        AMERICARE MANAGEMENT, INC.                  ACCRUAL BASIS - 6
--------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
--------------------------------------------------------------------------------

                                                             MONTH: August 2002
--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.


------------------------------------------------------------------------------------------------------------------------------------
                                       INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                 TYPE OF                                   TOTAL PAID TO
                           NAME                  PAYMENT            AMOUNT PAID                DATE
------------------------------------------------------------------------------------------------------------------------------------
1
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO INSIDERS                                                                    None
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                    DATE OF COURT
                                                       ORDER                                       TOTAL
                                                    AUTHORIZING      AMOUNT       TOTAL PAID     INCURRED &
           NAME                         PAYMENT      APRROVED         PAID         TO DATE        UNPAID*
------------------------------------------------------------------------------------------------------------------------------------
1
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO PROFESSIONALS         None **      None **        None **        None **       None **
------------------------------------------------------------------------------------------------------------------------------------

*    Include all fees incurred both approved and unapproved

** Professional fees in connection with the preparation of the bankruptcy petition for Debtor were paid by Debtor's parent, The Phoenix Group
     Corporation (Case Number 02 - 47107 - DML).

-----------------------------------------------------------------------------------------------------------------------------------
                      Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED
                                                         MONTHLY            AMOUNTS PAID       TOTAL UNPAID
                  NAME OF CREDITOR                       PAMOUNTS           DURING MONTH       POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1
-----------------------------------------------------------------------------------------------------------------------------------
2
-----------------------------------------------------------------------------------------------------------------------------------
3
-----------------------------------------------------------------------------------------------------------------------------------
4
-----------------------------------------------------------------------------------------------------------------------------------
5
-----------------------------------------------------------------------------------------------------------------------------------
6  TOTAL                                                   None                None              None
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------------------------------------------------
CASE NAME:        AMERICARE MANAGEMENT, INC.                  ACCRUAL BASIS - 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER:     02-47106-DML
--------------------------------------------------------------------------------
                                                            MONTH: August 2002

--------------------------------------------------------------------------------
Questionnaire
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1  Have any assets been sold or transferred outside the normal course of business this
   reporting period?                                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
2  Have any funds been disbursed from any account other than a debtor in possession account?                                 X
------------------------------------------------------------------------------------------------------------------------------------
3  Are any post petition receivables (accounts, notes, or loans) due from related parties?             X *
------------------------------------------------------------------------------------------------------------------------------------
4  Have any payments been made on petition liabilities this reporting period?                                                X
------------------------------------------------------------------------------------------------------------------------------------
5  Have any postpetition loans been received by the debtor from any party?                                                   X
------------------------------------------------------------------------------------------------------------------------------------
6  Are any postpetition payroll taxes due?                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
7  Are any postpetition state or federal income taxes past due?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8  Are any postpetition real estate taxes past due?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
9  Are any postpetition taxes past due?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
#  Are any amounts owed to postpetition creditors delinquent?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
11 Have any prepetition taxes been paid during the reporting period?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
#  Are any wage payments past due?                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------

f the answer to any of the above any of the above questions is "yes" provide a etailed explanation of each item. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1  Are workers compensation, general liability, and other necessary insurance coverage's in effect?                        X **
------------------------------------------------------------------------------------------------------------------------------------
2  Are all premium payments paid current?                                                                                  X **
------------------------------------------------------------------------------------------------------------------------------------
3  Please itemize policies below **
------------------------------------------------------------------------------------------------------------------------------------


If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period,  provide an explanation below.  Attach additional sheets if necessary.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Payment Amount
Type of Policy                                                                   Carrier          Period Covered     & Frequency
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


* Debtor is owed an undetermined amount in management fees that were earned with respect to a management agreement between Debtor and InterLink Home Health Services, Inc., a Debtor-in-Possession (Case Number 02-45210-DML in the U.S. Bankruptcy Court of the Northern District of Texas, Ft. Worth Division). In the referenced case, Debtor asserts that it is the owner of the stock of InterLink Home Health Services, Inc.

** Debtor maintains no casualty insurance for tangible assets because it owns no tangible assets. Debtor does not maintain Worker's Compensation insurance because it has no employees. Debtor is named as an additional insured on the general liability insurance policy of its parent corporation, The Phoenix Group Corporation (Case Number 02-47107-DML in the U.S. Bankruptcy Court for the Northern District of Texas in Ft. Worth, Texas).